UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 OR 15(d) of
                   The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  February 1, 2017

                             FRP HOLDINGS, INC.

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           (Exact name of registrant as specified in its charter)


	        FLORIDA		 001-36769	    47-2449198
	    ----------------	-----------	-------------------
	    (State or other	(Commission	(I.R.S. Employer
	    jurisdiction	File Number)	Identification No.)
	    of incorporation)


200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100


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       (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                              February 1, 2017


ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        On February 1, 2017, FRP Holdings, Inc. (the "Company") held its 2017 Annual Meeting of Shareholders (the "Annual Meeting"). There were 9,876,915 shares entitled to be voted. 9,448,403 shares were represented in person or by proxy at the meeting. At the Annual Meeting:

        (1) The shareholders voted to elect each of the six (6) director nominees.

        (2)   The shareholders approved the 2016 Equity Incentive Plan.

        (3) The shareholders voted to ratify the Audit Comittee's selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2017.

        (4) The shareholders approved, on an advisory basis, of the compensation of the Company's named executive officers as disclosed in the proxy statement.

        (5) The shareholders selected, on an advisory basis, one year as the frequency for the shareholder "say-on-pay" proposal.

        The Company's inspector of elections certified the following vote tabulations:


Board of                          Votes          Votes         Broker
Directors Nominees                 For          Withheld      Non-Votes
--------------------            ---------      ---------      ---------
John D. Baker II                8,042,032        119,765      1,286,606
Thompson S. Baker II            8,151,609         10,188      1,286,606
Charles E. Commander III	8,151,277         10,520      1,286,606
H. W. Shad III                  8,112,544         49,253      1,286,606
Martin E. Stein, Jr.	        7,257,930        903,867      1,286,606
William H. Walton III           8,111,044         50,753      1,286,606


2016 Equity                Votes         Votes         Votes        Broker
Incentive Plan              For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         7,095,524     1,019,307       46,966      1,286,606


Ratification of            Votes         Votes         Votes        Broker
Independent Auditor         For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         9,440,059         8,335             9             -




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Advisory Vote on           Votes         Votes         Votes        Broker
Executive Compensation      For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         8,088,134        22,232        51,431     1,286,606


Advisory Vote
on Frequency of            One         Two       Three      Votes     Broker
"Say On Pay"               Year       Years      Years     Abstain   Non-Votes
--------------------     ---------  ---------  ---------  ---------  ---------
                         7,667,993      1,997    459,752     32,055  1,286,606








                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				FRP Holdings, Inc.



Date:  February 2, 2017	        By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer



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